

FREEPORT-MCMORAN COPPER & GOLD INC.

4th Qtr/Year-end 2005 Earnings Conference Call

J. R. Moffett
Chairman of the Board

R. C. Adkerson
President and Chief Executive Officer

K. L. Quirk
Senior Vice President, Chief Financial Officer

M. J. Johnson
Senior Vice President and Chief Operating Officer

www.fcx.com

FCX LISTED NYSE

January 17, 2006

Cautionary Statement

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding projected ore grades and milling rates, projected sales volumes, projected unit net cash costs, projected treatment charge rates, projected stock option expense, projected operating cash flows, the impact of copper and gold price changes, and the impact of changes in deferred intercompany profits on earnings. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. The declaration and payment of dividends is at the discretion of the Company's Board of Directors and will depend on the Company's cash flows and financial position, copper and gold prices and general economic and market conditions. FCX cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. Additionally, important factors that might cause future results to differ from these projections include mine sequencing, production rates, industry risks, commodity prices, Indonesian political risks, weather-related risks, currency translation risks and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and cathode cash unit costs per pound of copper. As required by Securities and Exchange Commission Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are provided in our press release distributed January 17, 2006.

2005 Highlights

Making the Grade

- Multiple Operating and Financial Records
- Sales Stats – PT-FI Share

	4Q05		2005	
	Volumes	Realization	Volumes	Realization
Copper	468 mm lbs	$2.02/lb	1.46 bl lbs	$1.85/lb
Gold	1.1 mm ozs	$494/oz	2.8 mm ozs	$456/oz

- Operating Cash Flows of $670 million in 4Q05, $1.55 Billion for Year
- Net Income of $463 Million, $2.19/ share; $935 Million, $4.67/share for Year
- 2005 Financial Transactions Exceed $1.2 Billion
- At December 31, 2005 Total Debt of $1.26 Billion, $0.5 Billion net of $764 Million in Cash
- Board Authorized Increase in Regular Dividend to $1.25 per Share beginning in 2006
- PT-FI's Estimated Recoverable Reserves at 12/31/05 of 40.3 Billion lb of Copper and 43.9 Million oz of Gold

Record Metal Production
4Q05

Making the Grade

Quarterly Record

Aggregate Metal

555 million lbs of copper
1.36 million ozs of gold


Pushback 6S

In 4Q, larger mining areas in Pushback 6S allowed for better productivities and record metal production


Flotation

Production Records were 6% and 24% higher than the previous records for copper and gold, respectively

Long Lived Reserves

Making the Grade



Copper
(Billion Lbs)
80
70
60
50
40
30
20
10
0
1973
1983
1993
2005
40.3
Grasberg Discovery (1988)
Total Copper Reserves



Gold
(Million Ozs)
90
80
70
60
50
40
30
20
10
0
1973
1983
1993
2005
43.9
Grasberg Discovery (1988)
Reserves Plus Production*
Total Gold Reserves
PT-FI's Share



Grasberg UG
Grasberg Pit
Kucing Liar
N
Big Gossan
Mill
MLZ
ESZ
Deep MLZ
DOZ
Dom BC
Dom Pit

Block A COW Ore Bodies
Plan View

** 100% production since the discovery of Grasberg in 1988*

Reserves
Aggregate & Net to PT-FI

Making the Grade

2005 Reserve Roll Forward

	Aggregate		PT-FI's Share	
	Cu (billion lbs)	Au (million ozs)	Cu (billion lbs)	Au (million ozs)
Reserves @ 12/31/04	56.2	61.0	40.5	46.5
Additions/changes*	2.1	0.4	1.3	0.2
Production	(1.7)	(3.4)	(1.5)	(2.8)
Net Change	0.4	(3.0)	(0.2)	(2.6)
Reserves @ 12/31/05 (1)	56.6	58.0	40.3	43.9
* as % of production	123%	12%	86%	9%

Reserve Roll Forward Since 12/31/97

	Aggregate		PT-FI's Share	
	Cu (billion lbs)	Au (million ozs)	Cu (billion lbs)	Au (million ozs)
Reserves @ 12/31/97	47.1	62.7	37.8	51.3
Additions/changes*	22.2	18.1	13.4	10.7
Production	(12.7)	(22.8)	(10.9)	(18.1)
Net Change	9.5	(4.7)	2.5	(7.4)
Reserves @ 12/31/05 (1)	56.6	58.0	40.3	43.9
* as % of production	175%	79%	123%	59%

(1) Estimated recoverable reserves in 2005 were assessed using a copper price of $0.90 per pound and a gold price of $350 per ounce

FCX Operating Cash Flows and Capital Expenditures

Making the Grade

($ in millions)


$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Operating Cash Flows
Capital Expenditures
1996
$1.02/
$391
1997
94¢/
$346
1998
73¢/
$291
1999
75¢/
$277
2000
82¢/
$276
2001
69¢/
$269
2002
71¢/
$312
2003
82¢/
$367
2004
$1.37/
$412
2005
$1.85/
$456

Positive Markets

Making the Grade



$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
LME Copper Price
1,400
1,200
1,000
800
600
400
200
0
LME Stocks (000's MT)
Price
LME Stocks
Jan-99
May-99
Oct-99
Feb-00
Jul-00
Nov-00
Apr-01
Aug-01
Jan-02
May-02
Sep-02
Feb-03
Jun-03
Oct-03
Feb-04
Jul-04
Nov-04
Apr-05
Aug-05
Dec-05



London Gold Price
$550
$500
$450
$400
$350
$300
$250
$200
$ per oz.
ECB Announcement
Producer Hedging Announcements
Sept. 11 Attacks on U.S.
Prior to Iraqi Conflict
Dec-98
Mar-99
Jul-99
Nov-99
Mar-00
Jul-00
Nov-00
Mar-01
Jul-01
Nov-01
Mar-02
Jul-02
Oct-02
Feb-03
Jun-03
Oct-03
Jan-04
May-04
Sep-04
Jan-05
May-05
Aug-05
Dec-05

Grasberg Open Pit

4Q05

Making the Grade



8N
6N
6S
6E
8S
7S
N

- In 2005, Pushback 6S was our primary source of high-grade ore.
- Pushbacks 6N & 6E will provide the majority of the ore from the Grasberg in 2006.

Updated Mine Plans, 2006-2010
Status Overview

Making the Grade

Grasberg Pit
Year-end 2005
Plan View



8N
6N
6S
6E
8S
7S
N

- Updated plans incorporate 2005 results & revised Grasberg mining rate estimates
- As a result of lower-than-targeted mining rates, high-grade ore from "6 North" previously expected to be mined in late 2006 deferred to early 2007
- Revised plans alter the timing of subsequent years' ore production. Revisions do not have significant economic effect since deferrals are within months overlapping annual periods.
- Efforts under way to increase mining rates & advance timing of metal

Mining Sequence in 2006
Current v. Previous Plan
Copper Equivalent Cross Section

Making the Grade



A
B
6N provides 75% of the copper & 50% of the gold from the Grasberg Pit in 2006
8N
7S
End 2005
6N
6E
Current
Previous
Deferred from late 2006 to early 2007
5.6 million t @ 3.8% CuEq
(aggregate payable metal of 200MM lbs Cu & 0.5MM ozs of Au)



Grasberg Plan View
B
A

Legend:
- 0.50 – 0.99 % Eq Cu
- 1.00 – 1.99 % Eq Cu
- 2.00 – 2.99 % Eq Cu
- > 3.00 % Eq Cu

Mining Sequence in 2007
Copper Equivalent Cross Section

Making the Grade


A
B
6N & 7S are the Primary Ore Pushbacks in 2007
8N
7S
End 2006
6N
2007
Grasberg Plan View
B
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2008
Copper Equivalent Cross Section

Making the Grade


A
B
7S is the Primary Ore Pushback in 2008
8N
8S
7S
End 2007
2008
Grasberg Plan View
B
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2009
Copper Equivalent Cross Section

Making the Grade



A
B
8S is the Primary Ore Pushback in 2009
8N
8S
End 2008
7S
2009
Grasberg Plan View
B
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2010
Copper Equivalent Cross Section

Making the Grade



A
B
8N is the Primary Ore Pushback in 2010
8N
End 2009
8S
2010
Grasberg Plan View
B
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

PT-FI Mine Plan
PT-FI's Share of Metal Sales, 2004-2010e

Making the Grade



Copper, billion lbs
Gold, million ozs
2006e – 2010e PT-FI Share
Total: 6.5 billion lbs
Annual Average: 1.3 billion lbs
2006e – 2010e PT-FI Share
Total: 9.6 million ozs
Annual Average: 1.9 million ozs
1.0
1.4
1.46
2.8
1.3
1.7
1.2
2.0
1.5
2.4
1.2
1.6
1.3
1.9
2004
2005
2006e
2007e
2008e
2009e
2010e

e = estimate. Amounts are projections; see cautionary statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

2006 Outlook
Quarterly Payable Metal Sales

Making the Grade

PT-FI's share of Copper
1.3 billion pounds



500
400
300
200
100
0
Pounds in millions
240
300
300
450
42%
58%
1Q06
2Q06
3Q06
4Q06
Estimate

PT-FI's share of Gold
1.7 million ounces



600
450
300
150
0
Ounces in thousands
340
375
375
600
42%
58%
1Q06
2Q06
3Q06
4Q06
Estimate

Unit Production Costs

Making the Grade

(per pound of copper)

	9 mos. 2005	4th Qtr. 2005	2005	2006e (1)
Cash Unit Costs				
Site Production & Delivery	67¢	62¢	65¢	86¢
Royalties	6	10	7	6 (2)
Treatment Charges	23	27	24	32
Gold/Silver Credits	(76)	(119)	(89)	(73)
Net Cash Unit Costs	20¢	(20¢)	7¢	51¢

(1) Estimate based on 1.3 billion pounds of copper and on 1.7 million ounces of gold with average pricing of $500 gold for 2006. Higher unit costs in 2006 primarily attributable to current expensing of all stripping costs beginning in 2006 and lower volumes .

(2) Royalties are based on copper price of $2.00 per pound for 2006. A 10¢ change in copper prices in 2006 would have a 1.5¢ impact per pound.

NOTE: Amounts above are projections. See Cautionary Statement.

FCX Capital Expenditures

Making the Grade

($ in millions)

2006 – 2010 Annual Average ~ $200 Million



AC & Other
PT-FI
Long-term Projects*
$143
$129
2005
$250
$230
$115
2006e
$215
$190
$90
2007e
$185
$175
$75
2008e
$170
$160
$85
2009e
$170
$165
$85
2010e

e = estimate. Amounts are projections; see cautionary statement.

* *Includes PT-FI's share of capital expenditures for Common Infrastructure, DOZ 50K Expansion, Grasberg Block Cave Spur & Development and Big Gossan*

Common Infrastructure
Access to Underground Reserves

Making the Grade



One of our three-boom jumbo drills works on the face of the adit. The adits advance about 7 meters a day per heading.



2Q 2007
Complete tunnel to Grasberg BC
Begin mine development & other facilities
Grasberg UG
Grasberg Pit
Grasberg Block Cave "Spur"
Kucing Liar
Kucing Liar "Spur"
Amole
MLZ
Deep MLZ
ESZ
DOZ
Big Gossan
MLA
Dom BC
Dom Pit
Mill
2H 2006
Lower access to Big Gossan
December 2005
2.5 km in each tunnel completed
Common Infrastructure
COW A Ore Bodies
Plan View
N
2004
Portal construction started (April)
Tunnel development started (July)
Portals (Ridge Camp)

2006 Exploration Program

Making the Grade

- **Block A Focus:**
  - Extensions of the Deep Grasberg and Kucing Liar Mine Complex
  - Northwest Extension of the DOZ and ESZ Mine Complex
  - Resource Potential Below the Previously Mined Ertsberg Deposit
  - Other Block A Exploration Targets



Deep Grasberg & Kucing Liar
DOZ/ESZ
Ertsberg
Block A
N

- **Continue to Assess the Timing of Resuming Exploration Activities Outside of the Grasberg Mining District**

Significant Debt Reduction

Making the Grade

($ in billions)



FCX Ending Net Debt (1)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.9
3.75x EBITDA
Over 80% Decrease
$0.5
0.2x EBITDA
7% Conv. Notes
Convert Price: $30.87 per share
2000
2005

(1) Debt and commodity preferreds net of cash and restricted investments. Includes $253 million of debt guaranteed in 2000 which was subsequently assumed and repaid.

FCX Debt Maturities

Making the Grade


($ in millions)
$1,000
$800
$600
$400
$200
$0
$253
FCX PRC(1)
$14
$14
$14
$294
10⅛% Senior Notes
$327
7% Conv. Notes
Convert price: $30.87 per share
$340
6⅞% Senior Notes
2006
2007
2008
2009
2010
2011
Thereafter
Equipment Loans
Atlantic Copper
Senior Notes
Convertible Notes
Commodity Preferred

December 31, 2005	
Total Debt	$1, 256
Less Cash	($764)
Total After Cash	$ 492

(1) Commodity preferred maturity is based on book value of $167 million; at an average gold price of $550, redemption would approximate $237 million.

FCX Operating Cash Flows (Annual Avg. 2006-2008e) at Varying Copper & Gold Prices

Making the Grade

($ in millions, except copper and gold prices)

Payable Sales*		
	Copper	Gold
2006	1.3	1.7
2007	1.2	2.0
2008	1.5	2.4



Operating Cash Flows
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
'06-'07e Avg.
2006-2008e Avg.
'06-'07e Avg.
$1.25
$1.50
$1.75
$2.00
$450
Copper Sensitivities
$400
$450
$500
$550
$1.50
Gold Sensitivities

NOTE: 3-year average based on 2006-2008 copper and gold sales averaging 1.33 billion pounds and 2.0 million ounces; 2006 & 2007 Operating Cash Flow expected to be lower than 3-year average and 2008 higher than 3-year average. 2006-2008 Operating Cash Flow estimates assume no changes in working capital. Assuming $2.00/lb copper and $550/oz gold, 2006 operating cash flows would approximate $1.1 billion.

e = estimate. Amounts are projections; see cautionary statement.

** Billion pounds copper and million ounces gold*

Commodity Price Sensitivities
FCX Earnings & Cash Flow Annual Impacts


+$25/oz
Gold
11¢
$21
+10¢/lb
Copper
35¢
$65
Impact Per Share* (¢/share)
Impact ($ millions)

** EPS based on 187 million basic shares outstanding.*

Note: Assumes projected 2006 annual sales of 1.3 billion lbs. copper and 1.7 million ozs. gold.
At projected annual average production of 1.3 billion lbs. of copper and 1.9 million ozs. of gold, a 10¢/lb. change in copper is $65 million (35¢/share) and a $25/oz. change in gold is $24 million (13¢/share).

Financial Policy

Making the Grade

- **Maintain Strong Balance Sheet and Financial Flexibility**

- **Maintain Regular Quarterly Dividend That Can Be Sustained Within Broad Range of Commodity Prices**

- **In Periods of High Commodity Prices, Supplement Regular Dividend With Special Dividends/Share Purchases**

Historical Shareholder Returns

Making the Grade

- **$1.5 Billion in FCX Open Market Purchases Since 1995 Spin-off**
  - **80 Million Shares in Open Market Purchases at an Average Price of $18.66 per Share**

- **$2.0 Billion in Common Stock Dividends Since 1988**
  - **$693 Million Since 2003**

$3.5 Billion in Total

Long Track Record for Returning Cash to Shareholders

NOTE: In addition, FCX acquired 23.9 million shares from Rio Tinto in 1Q04 for $36.85 per share using proceeds from the issuance of convertible perpetual preferred stock

Summary

Making the Grade

- **Strong Cash Flow Generator**
- **Long-lived Reserves**
- **Unhedged Exposure to Copper & Gold Markets**
- **Improved Balance Sheet/Enhanced Shareholder Returns**
- **Attractive Valuation**